UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 27, 2026

Sky Harbour Group Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39648	85-2732947
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136 Tower Road, Suite 205 Westchester County Airport White Plains, NY	10604
(Address of principal executive offices)	(Zip Code)

(212) 554-5990
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKYH	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SKYH WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On January 27, 2026, Sky Harbour LLC (the “Borrower”), a subsidiary of Sky Harbour Group Corporation (the “Company”) issued a non-convertible, unsecured promissory note to YA II PN, Ltd., a Cayman Islands exempt limited company, or its registered assigns (“Yorkville”), in the aggregate principal amount of $10 million (the “January 2026 Yorkville Promissory Note”). The issue price for the January 2026 Yorkville Promissory Note was 100% of the aggregate principal amount thereof.

The January 2026 Yorkville Promissory Note accrues interest at a rate of 7.75% per annum (or 18% upon the occurrence of an event of default) and matures on June 8, 2027. Beginning on July 8, 2026, and continuing on the same day of each of the twelve successive months thereafter, the Borrower shall repay a portion of the outstanding balance of the January 2026 Yorkville Promissory Note in an amount equal to $833,333.33. The obligations of the Borrower under the January 2026 Yorkville Promissory Note are guaranteed by the Company pursuant to a separate guaranty agreement between the Company and Yorkville. In connection with and pursuant to the January 2026 Yorkville Promissory Note, the Company agreed to issue 40,000 shares of the Company’s Class A common stock, par value $0.0001 per share, to Yorkville in a registered direct offering. The January 2026 Yorkville Promissory Note contains customary representations and warranties by the Borrower and the Company and customary events of default. The proceeds of the January 2026 Yorkville Promissory Note may be used for working capital and general corporate purposes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2026

SKY HARBOUR GROUP CORPORATION

By:	/s/ Tal Keinan
Name:	Tal Keinan
Title:	Chief Executive Officer